

Her Imports (OTC QB: HHER)

Investor Presentation
June 2017

Safe Harbor Statement

This presentation includes statements that are, or may be deemed, "forward-looking statements.'' In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms "believes," "estimates," "anticipates," "expects," "plans," "intends," "may," "could," "might," "will," "should," "approximately," potential" or, in each case, their negative or other variations thereon or comparable terminology, although not all forward-looking statements contain these words.

By their nature, forward-looking statements involve risks and uncertainties because they relate to events, competitive dynamics, and healthcare, regulatory and scientific developments and depend on the economic circumstances that may or may not occur in the future or may occur on longer or shorter timelines than anticipated. Although we believe that we have a reasonable basis for each forward-looking statement contained in this presentation, we caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from the forward looking statements contained in this presentation, as a result of, among other factors, the factors referenced in the "Risk Factors" section of our Form 10-K filed with the Securities and Exchange Commission.

In addition, even if our results of operations, financial condition and liquidity, and the development of the industry in which we operate are consistent with the forward-looking statements contained in this presentation, they may not be predictive of results or developments in future periods. Any forward-looking statements that we make in this presentation speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this presentation. You should read carefully our "Cautionary Note Regarding Forward-Looking Information " and the factors described in the "Risk Factors" section of our Form 10-K.

Helping Woman Achieve Their Beauty Goals



Her Imports (HHER)


Lifestyle Brand
Beauty Enhancement Specialists
Empower Women
Marketing Experts
Hair Extension Experts

Empower women by providing beauty products that naturally enhance their self confidence and expression and obtain their beauty goals.

Provide **high-quality** virgin, Remy human hair extensions, hair-care products and related beauty products.

Transform the shopping experience by offering an **intimate and unique** beauty consultation.





Market Overview

TAM:	SAM:	SOM:
$500+ Billion (worldwide)	**$10+ Billion**	**$200+ Million**

- Target Market: Beauty conscience African American women 18-42 years old and Hispanic and Caucasian 18-24 years old
- Highly fragmented industry with high barriers to entry
- Few true competitors in the U.S. selling 100% Virgin Remy human hair
  - Quality control of the hair is a major industry concern as many competitors do not provide virgin hair as marketed
  - Many competitors offer low quality synthetic hair often processed with toxic chemicals
  - Many competitive brands focused on a non-retail model, primarily selling through e-commerce and stylist distribution
  - Great Lengths, Aliexpress, Beauty Supply Stores, Hair Salons

Company Overview

- Leading U.S. retailer of human hair extensions and related hair-care and beauty products

- Highest quality Virgin Remy hair, sourced from India
  - Virgin: Not exposed to perming agents, silicone, toxic dyes or "acid bath"
  - Remy: Strands of hair are flowing in their natural direction

- Distribution:
  - 35 retail locations in 19 states (Goal: 100+ by 2019)
    - Store front, consultation studios, Kiosks
  - E-commerce

- Personalized shopping experience conducted by a beauty enhancement specialist

- High customer retention; loyal customers purchasing up to 3 times per yea

- Revenue: $13.6M (2016); Gross Margin: 43% (2016); Cash Flow Positive

Business Model

- Combination brick-and-mortar with a significant online presence (unique in the marketplace)
- Retail "pop-up stores" (Studios)
  - Quickly enter and test the market
  - Minimum investment expense of $3K - $5K and working capital of $25K
  - Open retail location in 14 days from decision
  - No long-term commitments – 90 day initial lease
- Mall kiosks currently being tested to sell accessory products and drive foot traffic to studios and stores
- Generating new customers through geo-targeted mobile marketing which drives consumers to our consultative style selling in our retail locations using bleeding edge social media marketing tools.
- eCommerce Website that is integrated with multiple platforms with traffic driven by Digital Ads and a proprietary SEO system

Retail Presence



Flagship store in Greenbelt, Maryland;
3,000 Square Feet

35 retail locations in 19 states

Goal: 100+ retail locations by end of 2019

(stores can be opened and closed in days with very low cost)

Her Imports Process

Sourcing of Virgin Human Hair

- Millions of women & men donate their hair at temple for religious practices every year
- A temple may receive from 2 - 3,000 donations on a daily basis
- Hair is highly sought after for its untreated qualities and length

Processing of Hair

- Donated hair is sent to China for processing
- Hair is cleaned and sewn into wefts to enable installation by consumer
- Sometimes the color is removed before being re-dyed for international style tastes

Final Product

- Chinese distributors send the wefts to Her Imports U.S. facility
- Her Imports uses branded packaging to prepare for sale

Unique 1-on-1 Consultative Approach



Each customer receives individual attention the moment they walk into any of our stores; intimately taking the time needed to meet the demand's of each person's needs and desires. Strategy supports customer retention rate.

Compelling Product Portfolio

$13.6M Revenue, 43% Gross Profit Margin (2016)

	Hair Extensions	Hair-care Products	Styling Tools	Beauty Products
Product Overview	• 100% unprocessed **premium virgin hair** • Available in 8 different hair types and up to 15 different lengths	• Maintenance shampoo and conditioner • Dry shampoo for weaves • Illusion frontals • Cling, edge-safe waterproof lace adhesive	• Curling wands • Flat irons	• Lashé Cling, life-proof adhesive for the application of temporary eye lashes • Make-up • Make-up brushes
Sample Products		WASH CO-WASH Cling		

Unique Solutions to Beauty Problems

- We know the market and develop product to specifically address area of pain
- Example: Cling™
  - Problem: difficulty in achieving a natural look with extensions
  - Effect: hair loss around hair line "edges"
  - Solution: non-toxic, non-water soluble adhesive



OSI WORKS
CLING
WATER RESISTANT ADHESIVE
MOISTURE CONTROL
OILY SCALP
HIGH HUMIDITY
NO HARSH CHEMICALS
1.3 fl oz / 38 ml

Marketing/Brand Expertise

- Utilizing a variety of low-cost marketing strategies
  - Grassroots, engaged with local stylists
  - Social Media
  - SEO
- Database – 1M emails/phone numbers
- Strategic relationships with select stylists
- Proprietary hyper-effective SEO techniques
- Social Influencers
- Mall kiosk foot traffic drive sales to consultation studios
- Integrated digital campaigns targeting physical locations based on specific geographic location

Over **480 K Instagram followers**
200% increase year-over-year
Worth $2/follower every year

Over **1 Million Video Views**

Over 360K **Facebook "Likes" generating**

1.2 Million Views


Facebook Ads
1.2M Views
Like
Comment
Share
25K
Top Comments
9,175 shares
1.8K Comments

$4,700 Marketing Campaign

Your Campaign Analytics

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Textwords

- bundles
- existing
- facebook
- hair
- hookup
- samh
- wfun
- whhl

Latest Campaigns

- HU Partials Blast
- LUVHI
- HOUSTON - 832 TAKEOVER
- HOUSTON - 713 TAKEOVER
- HOUSTON - 713 TAKEOVER

Campaign: Summer 2017 code blast

Textword: bundles

Date Sent: April 28th @ 11:20 am EST

This campaign was sent to **470,889** people

"*** HER IMPORTS ** Almost Summer SALE ** 3 bundles for $117!! Biggest sale of the year. Get your discount code before it expires: >>> http://slkt.io/1M2 <<<"

Subscriber activity following this campaign...


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Links:	Shortened to:	Clicks	% Clicked
http://mobilecoupon.io/e1d9944afbd0f407326c65...	http://slkt.io/1M2	81,777	17%

Results: $150,000 in Sales



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- $50,000 of sales in first five hours
- $80,000 of sales for the day
- $150,000 of sales for the campaign

Competitive Advantages

- Affordable prices
  - Average transaction purchased by one customer is $280 well below the industry standard
  - Payment installment option to reduce upfront cost
- Consistent Quality
- Retail locations with personalized consultative selling approach
  - No competitor has as many locations
- Recognized brand
  - 5+ years of building a well-known brand in the hair extension industry
  - Social media following (e.g., 480,000 Instagram followers)
  - Half a million Text Message/Short Code subscribers (not purchased)

Growth Strategy

	2016	2017	2018	2019

Increase Retail Locations

- Expand to 100 retail locations by end of 2019
- Mall kiosks driving mall foot traffic to stores – now testing
- Expansion into geographic regions where customers have higher incomes and disposable income

Broaden Suite of Products

- Bring innovative new products to the market
- Complementary products for upsell; higher margins

Continue Marketing Strategies

- Drive E-commerce sales; higher margin sales
- Increase brand awareness

Select Financials / Recent Milestones

Symbol:	HHER
Exchange:	OTC QB
Current Price (3/31/2017):	$2.00
Shares Outstanding (As of 4/13/2017):	24.9 Million
Market Cap:	$49.8 Million
Revenue (2016):	$13.6 Million
Gross Profit (2016):	$5.8 Million
Gross Profit Margins (2016):	43%
Debt:	$0

April 26, 2017
Enters into Exclusive Agreement with OSIworks to Market and Sell New Health and Beauty Products Including Cling™, an Improved Adhesive for Hair Extensions

April 18, 2017
Reports Full Year 2016 Results

March 16, 2017
Strategically Places Point-of-Sale Kiosks in Highly Trafficked Shopping Areas

February 23, 2017
Renowned Hair Stylist, Tippi Shorter, Joins Her Imports' Management Team

February 21, 2017
Debuts Four New Retail Locations, Making Quality Hair Extensions More Accessible Across the U.S.

Investment Highlights



- Lifestyle brand empowering women to achieve their beauty goals
- Large market opportunity; TAM $500B+
- Go to brand for the “commodity” that is hair extensions
- Established distribution – Stand-alone retail, mall kiosk and Online
- Growth strategy – Low-cost retail expansion and subscription model
- Unique consultative approach
- Marketing experts



Thank you!

For more information, please contact:

Investor Contact:
Valter Pinto / Allison Soss
KCSA Strategic Communications
(212) 896-1254 / (212) 896-1267
valter@kcsa.com / asoss@kcsa.com